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Exhibit 10(b)

FIRST AMENDMENT TO CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into this 20th day of February, 2004, by and among SUPERIOR ESSEX COMMUNICATIONS LLC, a Delaware limited liability company ("Superior"), ESSEX GROUP, INC., a Michigan corporation ("Essex") (Superior and Essex being referred to collectively as "Borrowers," and individually as a "Borrower"); various financial institutions ("Lenders"); FLEET CAPITAL CORPORATION, a Rhode Island corporation with an office at 300 Galleria Parkway, Suite 800, Atlanta, Georgia 30339, in its capacity as collateral and administrative agent for the Lenders (together with its successors in such capacity, "Administrative Agent"); and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its capacity as syndication agent for the Lenders (together with its successors in such capacity, "Syndication Agent"; Administrative Agent and Syndication Agent are each hereafter referred to from time to time individually as an "Agent" and collectively as "Agents").

Recitals:

        Borrowers, Lenders and Agents are parties to a certain Credit Agreement dated November 10, 2003 (as at any time amended, the "Credit Agreement") pursuant to which Lenders have made certain revolving credit loans and other extensions of credit to Borrowers.

        The parties desire to amend the Credit Agreement as hereinafter set forth.

        NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

        1.     Definitions.    All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

        2.     Amendments to Credit Agreement.    The Credit Agreement is hereby amended as follows:

          (a)   By deleting the definitions of "Consolidated Fixed Charge Coverage Ratio" and "Unfinanced Capital Expenditures" in Appendix A to the Credit Agreement in their entireties and by substituting the following new definitions in lieu thereof:

            Consolidated Fixed Charge Coverage Ratio—with respect to any period, the ratio of (a) the sum of (i) Consolidated EBITDA for such period minus (ii) Unfinanced Capital Expenditures made during such period minus (iii) cash expended on Foreign Venture Investments during such Period minus (iv) Tax Distributions during such period minus (v) Catch-up Pension Contributions made during such period minus (vi) any dividend or distribution by any Borrower directly or indirectly to New Subsidiary the proceeds of which are used by New Subsidiary to make payment of dividends with respect to the New Preferred Stock, to (b) all principal and cash interest payments on Money Borrowed for such period.

            Unfinanced Capital Expenditures—for any period, the Capital Expenditures of a Person not financed by Debt (other than Loans).

          (b)   By deleting the last sentence of Section 8.1.9 of the Credit Agreement in its entirety and by substituting the following new sentence in lieu thereof:

    As of the Closing Date, Borrowers represent and warrant that since September 30, 2003, except as contemplated by the Plan of Reorganization, there has been no material change in the condition, financial or otherwise, of Borrowers and such other Persons as shown on the Consolidated balance sheet as of such date and no material change in the aggregate value of Equipment and real Property owned by Borrowers or such other Persons.

          (c)   By deleting Section 9.1.3(iii) of the Credit Agreement in its entirety and by substituting the following new Section 9.1.3(iii) in lieu thereof:

            (iii)  as soon as available, and in any event (i) within 45 days after the end of the month of December of each year and (ii) within 30 days after the end of each other month of each year, unaudited balance sheets of New Parent and its Subsidiaries as of the end of such month and the related unaudited statements of income and cash flow for such month and for the portion of Borrowers' Fiscal Year then elapsed, on a Consolidated and consolidating basis, setting forth in each case in comparative form the corresponding figures for the preceding Fiscal Year and certified by the principal financial officer of Borrowers as prepared in accordance with GAAP and fairly presenting the Consolidated financial position and results of operations of Borrowers and their Subsidiaries for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

          (d)   By deleting the reference to "December 31, 2004" in Section 9.1.14 of the Loan Agreement and by substituting a reference to "April 1, 2004" in lieu thereof.

          (e)   By deleting Section 10.2.4 in its entirety and by substituting the following new Section 10.2.4 in lieu thereof:

            10.2.4. Reserved.

          (f)    By deleting Section 11.1.8 in its entirety and by substituting the following new Section 11.1.8 in lieu thereof:

            11.1.8. Reserved.

          (g)   By deleting clause (g) of Section 12.9.1 of the Credit Agreement in its entirety and by substituting the following new clause (g) in lieu thereof:

            (g)   alter the time or amount of repayment of any of the Loans or waive any Event of Default resulting from nonpayment of the Loans on the due date thereof (or within any applicable period of grace),

          (h)   By deleting the third to last sentence of Section 12.9.4 of the Credit Agreement in its entirety and by substituting the following new sentence in lieu thereof:

            If any Out-of-Formula Condition shall continue to exist at any time after the expiration of the periods set forth in clauses (1) or (2) above, Administrative Agent may at any time demand payment thereof; provided, that Administrative Agent shall demand such payment on the earlier to occur of (i) receipt of a written request to do so from the Required Lenders and (ii) 5 days after the expiration of such period.

        3.     Ratification and Reaffirmation.    Each Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.

        4.     Reference to Credit Agreement.    Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

        5.     Expenses of Agents.    Borrowers agree to pay, on demand, all costs and expenses incurred by Agents in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Agents' legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

        6.     Miscellaneous.    This Amendment shall be effective upon acceptance by Agents and Lenders, whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

        7.     No Novation, etc..    Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.

[Remainder of page intentionally left blank]

        8.     Waiver of Jury Trial.    To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

BORROWERS:
ATTEST:	SUPERIOR ESSEX COMMUNICATIONS LLC
By:
Secretary	Title:
[COMPANY SEAL]
ATTEST:	ESSEX GROUP, INC.
By:
Secretary	Title:
[CORPORATE SEAL]
LENDERS:
FLEET CAPITAL CORPORATION
By:
Title:
GENERAL ELECTRIC CAPITAL CORPORATION
By:
Title:

[Signatures Continued on the following page]

ADMINISTRATIVE AGENT:
FLEET CAPITAL CORPORATION, as Administrative Agent
By:
Title:
SYNDICATION AGENT:
GENERAL ELECTRIC CAPITAL CORPORATION, as Syndication Agent
By:
Title:

CONSENT AND REAFFIRMATION

        Each of the undersigned guarantors of the Obligations of Borrowers at any time owing to Agents and Lenders hereby (i) acknowledges receipt of a copy of the foregoing First Amendment to Credit Agreement; (ii) consents to Borrowers' execution and delivery thereof; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the Obligations and reaffirms that such guaranty is and shall remain in full force and effect.

        IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation as of the date of such First Amendment to Credit Agreement.

ATTEST:	SUPERIOR ESSEX INC.
By:
Secretary [CORPORATE SEAL]	Title:
ATTEST:	SUPERIOR ESSEX HOLDING CORP.
By:
Secretary [CORPORATE SEAL]	Title:
ATTEST:	ESSEX INTERNATIONAL INC.
By:
Secretary [CORPORATE SEAL]	Title:
ATTEST:	ESSEX GROUP, INC.
By:
Secretary [CORPORATE SEAL]	Title:

[Signatures continued on next page]

ATTEST:	ESSEX SERVICES, INC.
By:
Secretary [CORPORATE SEAL]	Title:
ATTEST:	ESSEX TECHNOLOGY, INC.
By:
Secretary [CORPORATE SEAL]	Title:
ATTEST:	ESSEX MEXICO HOLDINGS, L.L.C.
By:
Secretary [CORPORATE SEAL]	Title:
ATTEST:	ESSEX WIRE CORPORATION
By:
Secretary [CORPORATE SEAL]	Title:

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FIRST AMENDMENT TO CREDIT AGREEMENT